DREYFUS HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of:
DREYFUS HIGH YIELD STRATEGIES FUND

     The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 1, 2013 at 2:00 p.m. Eastern time, for the following purposes:

1.	To elect two Class II Trustees to serve for a three-year term and until their successors are duly elected and qualified;
2.	To transact such other business as may properly come before the meeting, or any adjournments or post- ponements thereof.

     Shareholders of record at the close of business on May 31, 2013 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

New York, New York
June 12, 2013

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on Thursday, August 1, 2013

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of Dreyfus High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 1, 2013 at 2:00 p.m. Eastern time, at the offices of The Dreyfus Corporation (“Dreyfus” or the “Investment Adviser”), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on May 31, 2013 are entitled to be present and to vote at the meeting. Each whole share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 72,483,619 shares of beneficial interest of the Fund outstanding as of May 31, 2013.

     Proxy materials will be mailed to shareholders of record on or about June 24, 2013. Copies of the Fund’s current Annual Report to Shareholders have been mailed to its shareholders and may be obtained free of charge by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 1, 2013: This proxy statement and copies of the Fund’s most recent Annual Report to Shareholders are available at www.dreyfus.com/closedendfund.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Board is divided into three classes with the term of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class II Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Trustee of the Fund. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. None of the Nominees nor any of the Fund’s Trustees not standing for election at the meeting (the “Continuing Trustees”) are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

     Board Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Investment Adviser’s Chief Investment Officer (or a senior representative of his office), the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Trustees) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit, investment research and securities lending. As warranted, the Board also receives informational reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Trustee’s Experience, Qualifications, Attributes or Skills. Nominees for Trustee of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships during the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Trustees, information on each Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

		Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	During Past 5 Years	Expires
CLASS II:

James M. Fitzgibbons (78)	Corporate Director and Trustee	Bill Barrett Corporation,	2016
Trustee (1998)		an oil and gas exploration
		company, Director
		(2004-2012)

Roslyn M. Watson (63)	Principal, Watson Ventures,	N/A	2016
Trustee (1998)	Inc., a real estate investment
	company (1993-Present)

     Each Nominee has been a Dreyfus Family of Funds Board member for at least 10 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Trustees (this information for Continuing Trustees is set forth on Exhibit A). The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a Board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser; both Board and Fund counsel have significant experience advising funds and fund Board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     James M. Fitzgibbons – Mr. Fitzgibbons has also served as an officer or a director of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company. He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a Board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a Board member of significant charitable and non-profit organizations.

     Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Nominees’ Ownership of Fund Shares. The table below indicates the dollar range of each Nominee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2012.

			Aggregate Holdings of Funds
			in the Dreyfus Family of Funds
Name of Nominee	Fund Shares		for which Responsible as a Trustee
James M. Fitzgibbons	None	Over $	100,000
Roslyn M. Watson	None		$50,001 – $100,000

     As of December 31, 2012, neither of the Nominees nor their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     Fund Board Committees. The Fund has a standing audit committee comprised of all of the Independent Trustees. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Specialty Products – Closed End Fund Information.” The Fund also has a standing nominating committee comprised of all of the Independent Trustees. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee Charter is attached as Exhibit B to this proxy statement. The Fund also has a standing pricing committee comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund’s investments. The Fund also has a standing compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. James M. Fitzgibbons and Ms. Benaree Pratt Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing litigation committee comprised of all of the Independent Trustees. The litigation committee seeks to address any potential conflicts of interest between the funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceedings relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     For the fiscal year ended March 31, 2013, the Fund held six Board meetings, five audit committee meetings and one nominating committee meeting. The pricing committee, the compensation committee and the litigation committee did not meet during the last fiscal year. Each Trustee (except Kenneth A. Himmel) attended at least 75% of all Board and committee meetings (of which the Trustee was a member) held during the last fiscal year. The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting.

     Compensation. Each Trustee also serves as a Board member of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund also reimburses each Trustee for travel and out-of-pocket expenses in connection with attending board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2013, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Trustee, for the year ended December 31, 2012, was as follows:

		Total
		Compensation
	Aggregate	from the Fund and
	Compensation	Dreyfus Fund Complex
Name of Nominee	from the Fund*	Paid to Nominee**
James M. Fitzgibbons	$9,487	$126,500(31)
Roslyn M. Watson	$9,811	$186,500(41)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Trustees for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a Trustee in 2012.

     For the Fund’s most recent fiscal year, the aggregate amount of compensation paid by the Fund to each Continuing Trustee, and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which such person was a Board member in 2012, is set forth on Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth on Exhibit A.

     Board Member Emeritus Program. The Board has adopted an Emeritus Program to provide Trustees who have served on the Board of one or more funds in The Dreyfus Family of Funds (including the Fund, a “Dreyfus Fund”) for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund. The Board has determined that the continued wise guidance and input such experienced Trustees can provide merited the establishment of the Program. Under the Board Member Emeritus Program, for a Trustee whose first service on the Board of any Dreyfus Fund occurred before September 30, 2008, upon reaching age 72, such Trustee is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of a Dreyfus Fund for at least 10 years. Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Trustee chooses to retire at that time. The 10-year pre-requisite for service as a Trustee will be waived for a Trustee who reaches age 80 but has not served as a Board member of a Dreyfus Fund for at least 10 years. For a Trustee whose first service on the Board of any Dreyfus Fund occurs after September 30, 2008, upon reaching age 72, such Trustee is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of a Dreyfus Fund for at least 5 years. Upon reaching age 75, Emeritus status is mandatory and becomes effective immediately, unless the Trustee chooses to retire at that time. The 5-year pre-requisite for service as a Trustee will not be waived and any such Trustee who reaches age 75 but has not served as a Board member of a Dreyfus Fund for at least 5 years will be required to retire at that time.

     An Emeritus Trustee is permitted to serve as such for a maximum of 10 years from the date Emeritus status is achieved. An Emeritus Trustee: (i) does not have voting rights with respect to matters pertaining to the Fund, and is relieved of all formal responsibilities with respect to the Fund; (ii) may attend all Board meetings, but is under no fiduciary obligation with respect to the Fund; (iii) is not subject to election by Fund shareholders; and (iv) is eligible to be indemnified to the fullest extent permitted under the Fund’s governing documents, as amended from time to time.

     Emeritus Trustees are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Trustee (the “Emeritus Fee”). For a Trustee whose first service on the Board of any Dreyfus Fund occurs after September 30, 2008, he or she will receive 50% of the Emeritus Fee, plus an additional 10% of the Emeritus Fee for each year of service between six and ten years as a Board member. Emeritus Board members are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

Required Vote

     The election of a Nominee requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the Independent Trustees. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants. At a meeting held on April 24, 2013, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Trustees, ratified and approved the selection of KPMG LLP as the Fund’s independent registered public accountants for the fiscal year ending March 31, 2014. The audit committee’s report for the Fund is attached as Exhibit C to this proxy statement.

Independent Registered Public Accountant Fees and Services

     The following chart reflects fees paid to KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amount, which includes all non-audit fees paid to KPMG LLP by the Fund and Service Affiliates. All services provided by KPMG LLP were pre-approved as required, and no services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	Fund[1]	Service Affiliates[1]
Audit Fees	$93,300/$91,470	N/A
Audit-Related Fees[2]	$4,795/$4,700	$0/$0
Tax Fees[3]	$2,430/$2,380	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$18,056,089/$12,726,796

1 For the Fund’s fiscal years ended March 31, 2013/March 31, 2012.

2 Services to the Fund consisted of security counts required by Rule 17f-2 under the 1940 Act and agreed-upon procedures related to the Fund’s credit facility.

3 Services to the Fund consisted of review or preparation of U.S. federal, state, local and excise tax returns. 4 Aggregate non-audit fees billed by KPMG LLP for services to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Registered Public Accounting Firm Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval is compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare Shareowner Services LLC, located at 480 Washington Blvd., Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent and Dividend-Paying Agent.

Voting Information

     To authorize proxies to vote your Fund shares, please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope. The Fund will bear the cost of soliciting proxies.

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accor-

dance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “FOR” a Nominee. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should a matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 24, 2014 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a shareholder proposal is considered untimely, except as otherwise permissible under applicable law, is May 10, 2014.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Shareowner Services LLC, Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, NJ 07301, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 12, 2013

EXHIBIT A
PART I

Part I sets forth information relevant to the Continuing Trustees.

     Information About Each Continuing Trustee’s Experience, Qualifications, Attributes or Skills. Continuing Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships during the past five years, are shown below.

Other Public Company
Name (Age) of Continuing Trustee	Principal Occupation	Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	During Past 5 Years	Expires
CLASS I:
Francine J. Bovich (61)	Trustee, The Bradley Trusts,	N/A	2015
Trustee	private trust funds (2011-
(2011)	Present)
Managing Director, Morgan
Stanley Investment Manage-
ment (1993-2010)

Stephen J. Lockwood (66)	Chairman of the Board,	N/A	2015
Trustee	Stephen J. Lockwood and
(1998)	Company LLC, a real estate
investment company
(2000-Present)

Benaree Pratt Wiley (66)	Principal, The Wiley Group,	CBIZ (formerly, Century	2015
Trustee	a firm specializing in strate-	Business Services, Inc.), a
(1998)	gy and business develop-	provider of outsourcing
	ment (2005-Present)	functions for small and
medium size companies,
Director (2008-present)

CLASS III:

Joseph S. DiMartino (69)	Corporate Director and Trustee	CBIZ (formerly, Century	2014
Chairman of the Board (1999)		Business Services, Inc.), a
provider of outsourcing
functions for small and
medium size companies,
Director (1997-present)
The Newark Group, a pro-
vider of a national market
of paper recovery facilities,
paperboard mills and paper-
board converting plants,
Director (2000-2010)
Sunair Services Corporation,
a provider of certain outdoor-
related services to homes and
business, Director (2005-2009)

Other Public Company
Name (Age) of Continuing Trustee	Principal Occupation	Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	During Past 5 Years	Expires
CLASS III: (continued)
Kenneth A. Himmel (67)	President and CEO, Related	N/A	2014
Trustee (1998)	Urban Development, a real
estate development company
(1996-Present)
President and CEO, Himmel
& Company, a real estate
development company
(1980-Present)
CEO, American Food
Management, a restaurant
company (1983-Present)

     Each Continuing Trustee, except Ms. Francine J. Bovich, has been a Dreyfus Family of Funds Board member for at least 10 years. Additional information about each Continuing Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Trustee possesses which the Board believes has prepared them to be effective Trustees.

CLASS I

     Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Stephen J. Lockwood – Mr. Lockwood’s business experience of over 40 years includes being a director and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

     Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multi-cultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

CLASS III

     Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director. He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

     Kenneth A. Himmel – Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

     Continuing Trustees’ Ownership of Fund Shares. The table below indicates the dollar range of each Continuing Trustee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Trustee, in each case as of December 31, 2012.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Continuing Trustee	Fund Shares	for which Responsible as a Board Member
Francine J. Bovich	None	None
Joseph S. DiMartino	Over $100,000	Over $100,000
Kenneth A. Himmel	None	Over $100,000
Stephen J. Lockwood	None	Over $100,000
Benaree Pratt Wiley	None	$50,001 – $100,000

     As of December 31, 2012, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166. Each Continuing Trustee will continue to serve as a Trustee after this meeting.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2013, and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Board member in 2012, was as follows:

		Total Compensation from
	Aggregate	the Fund and Dreyfus
Name of Continuing	Compensation	Fund Complex Paid to
Trustee	from the Fund*	Continuing Trustee(**)
Francine J. Bovich	$9,811	$11,852(49)
Joseph S. DiMartino	$12,014	$1,062,188(163)
J. Tomlinson Fort***	$5,108	$53,625(31)
Kenneth A. Himmel	$5,760	$113,000(31)
Stephen J. Lockwood	$9,811	$118,500(31)
Benaree Pratt Wiley	$9,811	$349,500(66)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Trustees for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustee served as a Board member in 2012.
***	Emeritus Trustee.

PART II

     Part II sets forth information relevant to the executive officers of the Fund. Each officer of the Fund shall hold office until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	54	Chief Operating Officer and a director of
		Dreyfus since June 2009. From April 2003 to
		June 2009, Mr. Skapyak was the head of
		the Investment Accounting and Support
		Department of Dreyfus. He is an officer of 68
		investment companies (comprised of 139 port-
		folios) managed by Dreyfus. He has been an
		employee of Dreyfus since February 1988.

JOHN PAK
Chief Legal Officer (2013)	44	Chief Legal Officer of Dreyfus and Associate
		General Counsel and Managing Director of
		BNY Mellon since August 2012; from March
		2005 to July 2012, Managing Director of
		Deutsche Bank, Deputy Global Head of
		Deutsche Asset Management Legal and
		Regional Head of Deutsche Asset Management
		Americas Legal. He is an officer of 69 invest-
		ment companies (comprised of 165 portfolios)
		managed by Dreyfus. He has been an employee
		of Dreyfus since August 2012.

JAMES WINDELS
Treasurer (2001)	54	Director — Mutual Fund Accounting of
		Dreyfus, and an officer of 69 investment com-
		panies (comprised of 165 portfolios) managed
		by Dreyfus. He has been an employee of
		Dreyfus since April 1985.

JANETTE E. FARRAGHER
Vice President and Secretary (2011)	50	Assistant General Counsel of BNY Mellon,
		and an officer of 69 investment companies
		(comprised of 165 portfolios) managed by
		Dreyfus. She has been an employee of Dreyfus
		since February 1984.

KIESHA ASTWOOD
Vice President and Assistant Secretary (2010)	40	Counsel of BNY Mellon, and an officer of 69
		investment companies (comprised of 165
		portfolios) managed by Dreyfus. She has been
		an employee of Dreyfus since July 1995.

Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
JAMES BITETTO
Vice President and Assistant Secretary (2005)		46	Senior Counsel of BNY Mellon and Secretary of
			Dreyfus, and an officer of 69 investment com-
			panies (comprised of 165 portfolios) managed
			by Dreyfus. He has been an employee of
			Dreyfus since December 1996.

JONI LACKS CHARATAN
Vice President and Assistant Secretary	(2005)	57	Senior Counsel of BNY Mellon, and an offi-
			cer of 69 investment companies (comprised of
			165 portfolios) managed by Dreyfus. She has
			been an employee of Dreyfus since October
			1988	.

JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	(2005)	51	Senior Counsel of BNY Mellon, and an offi-
			cer of 69 investment companies (comprised of
			165 portfolios) managed by Dreyfus. He has
			been an employee of Dreyfus since June 2000.

JOHN B. HAMMALIAN
Vice President and Assistant Secretary	(2005)	49	Senior Managing Counsel of BNY Mellon,
			and an officer of 69 investment companies
			(comprised of 165 portfolios) managed by
			Dreyfus. He has been an employee of Dreyfus
			since February 1991.

ROBERT R. MULLERY
Vice President and Assistant Secretary	(2005)	61	Managing Counsel of BNY Mellon, and an
			officer of 69 investment companies (com-
			prised of 165 portfolios) managed by Dreyfus.
			He has been an employee of Dreyfus since
			May 1986.

JEFF PRUSNOFSKY
Vice President and Assistant Secretary	(2005)	48	Senior Managing Counsel of BNY Mellon,
			and an officer of 69 investment companies
			(comprised of 165 portfolios) managed by
			Dreyfus. He has been an employee of Dreyfus
			since October 1990.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
RICHARD CASSARO
Assistant Treasurer (2008)	54	Senior Accounting Manager – Money Market
		and Municipal Bond Funds of Dreyfus, and
		an officer of 69 investment companies (com-
		prised of 165 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		September 1982.

GAVIN C. REILLY
Assistant Treasurer (2005)	44	Tax Manager of the Investment Accounting
		and Support Department of Dreyfus, and an
		officer of 69 investment companies (com-
		prised of 165 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		April 1991.
ROBERT S. ROBOL
Assistant Treasurer (2005)	49	Senior Accounting Manager – Fixed Income
		Funds of Dreyfus, and an officer of 69 invest-
		ment companies (comprised of 165 portfo-
		lios) managed by Dreyfus. He has been an
		employee of Dreyfus since October 1988.

ROBERT SALVIOLO
Assistant Treasurer (2007)	46	Senior Accounting Manager – Equity Funds
		of Dreyfus, and an officer of 69 investment
		companies (comprised of 165 portfolios)
		managed by Dreyfus. He has been an employ-
		ee of Dreyfus since June 1989.

ROBERT SVAGNA
Assistant Treasurer (2005)	46	Senior Accounting Manager – Equity Funds
		of Dreyfus, and an officer of 69 investment
		companies (comprised of 165 portfolios)
		managed by Dreyfus. He has been an employ-
		ee of Dreyfus since November 1990.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JOSEPH W. CONNOLLY	56	Chief Compliance Officer of Dreyfus and
Chief Compliance Officer (2004)		The Dreyfus Family of Funds (69 investment
companies, comprised of 165 portfolios). From
November 2001 through March 2004, Mr.
Connolly was first Vice-President, Mutual Fund
Servicing for Mellon Global Securities Services.
In that capacity, Mr. Connolly was responsible
for managing Mellon’s Custody, Fund
Accounting and Fund Administration services
to third-party mutual fund clients. He has
served in various capacities with Dreyfus since
1980, including manager of the firm’s Fund
Accounting Department from 1997 through
October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of May 31, 2013 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund’s outstanding shares.

     As of May 31, 2013, the Fund’s Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares. None of the Fund’s officers owned any Fund shares as of such date. Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York, 10274, held of record approximately 99% of the outstanding shares of beneficial interest of the Fund as of May 31, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act, and SEC regulations thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2013, all filing requirements applicable to such persons were complied with.

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the “Committee”) of each fund in the Dreyfus Family of Funds (each, the “Fund”) shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;

  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her service on the Board;

  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regard- ing the number and percentage of Independent Directors on the Board;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organiza- tions or their related fund complexes;

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the perfor- mance of the duties and responsibilities of a Director of the Fund; and

  the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a Board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New

B-1

York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: April 28, 2010

B-2

EXHIBIT C

Dreyfus High Yield Strategies Fund
May 23, 2013

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm, that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has received the written disclosures and the registered public accountants’ letter required by applicable requirements of the PCAOB regarding the registered public accountants’ communications with the audit committee concerning independence and has discussed with the registered public accountants the registered public accountants’ independence.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2013. The committee and the Board also have approved the selection of KPMG LLP as the Fund’s independent registered public accountants.

Joseph S. DiMartino, Audit Committee Chair
Francine J. Bovich, Audit Committee Member
James M. Fitzgibbons, Audit Committee Member
Kenneth A. Himmel, Audit Committee Member

Stephen J. Lockwood, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0430-PROXY-13

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Please detach at perforation before mailing.

PROXY	DREYFUS HIGH YIELD STRATEGIES FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 1, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Dreyfus High Yield Strategies Fund (the “Fund”) hereby appoints Robert R. Mullery and James Bitetto and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on May 31, 2013 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, August 1, 2013, at 2:00 p.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on August 1, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: Dreyfus.com/closedendfund

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
The Board of Directors recommends a vote “FOR” the following nominees.				FOR	WITHHOLD	FOR ALL
1	.	Election -of Directors:		ALL	ALL	EXCEPT
		Class II 01. James M. Fitzgibbons	02. Roslyn M. Watson
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DHY_24493_061013